Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Daniel de Liege, the Chief Executive Officer, Chief Financial Officer, Director, President, Secretary and Treasurer of ALLIANCE BIOENERGY PLUS, INC. (the “Company”), DOES HEREBY CERTIFY that:

1. The Company’s amended Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

IN WITNESS WHEREOF, each of the undersigned has executed this statement this 9th day of November, 2016.

/s/ Daniel de Liege
Daniel de Liege
Principal Executive Officer
Principal Financial and Accounting Officer

A signed original of this written statement required by Section 906 has been provided to ALLIANCE BIOENERGY PLUS, INC. and will be retained by ALLIANCE BIOENERGY PLUS, INC. and furnished to the Securities and Exchange Commission or its staff upon request.